Exhibit 10.67

THIRD AMENDMENT to LOAN AGREEMENT

This Third Amendment is made effective as of January 10, 2023, by and between Second Street Capital, LLC ("Lender") and Ocean Biomedical, Inc. ("Borrower").

RECITALS

WHEREAS, the parties have entered into a certain Loan Agreement dated as of April 22, 2022, whereby Lender agreed to make a single Advance in the amount of $200,000 to Borrower, on September 30, 2022 Lender extended the Maturity to December 30, 2022, on December 30, 2022 Lender extended the Maturity to February 15, 2023; and

WHEREAS the parties wish to amend the Loan Agreement to incorporate certain terms and conditions pursuant to a mutually agreed upon understanding.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, the terms and conditions set forth below, and other valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Increase the aggregate total amount from $200,000 to $400,000.
2. Lender will Advance $150,000 net of the following: a $15,000 Fee and a $35,000 minimum return assessment instead of an additional Warrant.
3. Borrower acknowledges that the Advance plus all of the accrued interest will be immediately payable upon any financing (public or private) received by Borrower.
4. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement remain; and are true and correct as of the effective date above.

This Third Amendment may be exercised in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

Unless otherwise defined, all capitalized terms in this Third Amendment shall be as defined in the Loan Agreement. Except as amended or superseded herein, the Loan Agreement remains in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date written above.

Executed:

Ocean Biomedical, Inc.

By: Chirinjeev Kathuria
Executive Chairman

Second Steet Capital, LLC

By: Eric Hardgrave
Managing Member